Exhibit 10.22

                           Cornell Capital Partners, LP
                           101 Hudson Street, Suite 3700
                           Jersey City, NJ  07302
                           Tel:  (201) 985-8300 / Fax:  (201) 985-8266




                                February 10, 2005


Mark L. Kay
StrikeForce Technologies, Inc.
1090 King George's Road, Suite 108
Edison, NJ 08837

Guy Amico
Newbridge Securities Corporation
1451 Cypress Creek Road, Suite 204
Fort Lauderdale, FL 33309


         Re:      Standby Equity Distribution Agreement


     This letter will memorialize the agreement between StrikeForce Technologies, Inc., (the "Company"), and Cornell Capital Partners, LP, with respect to the Standby Equity Distribution Agreement, as well as the related Registration Rights Agreement, Placement Agent Agreement and Escrow Agreement each dated December 20, 2004 (collectively the "Transaction Documents") The Transaction Documents are hereby terminated, as are the respective rights and obligations contained therein and none of the parties shall have any rights or obligations under or with respect to the Transaction Documents. The Company shall be entitled to a full refund of all shares issued as commitment fees pursuant to the Transaction Documents.

                                   Cornell Capital Partners, LP
                                   By:    Yorkville Advisors, LLC
                                   Its:   General Partner
                                   By:    /s/ Mark Angelo
                                          ---------------
                                   Name:  Mark Angelo
                                   Title: President and Portfolio Manager


Agreed and acknowledged on this 10th day of February, 2005.

StrikeForce Technologies, Inc.

By:      /s/ Mark L. Kay
         ----------------
Name:    Mark L. Kay
Title:   CEO


Solely with respect to the Placement Agent Agreement:

Agreed and acknowledged on this 10th day of February, 2005.

Newbridge Securities Corp.

By:      /s/  Guy Amico
         --------------
Name:    Guy Amico
Title:   President